GREAT LAKES DREDGE & DOCK COMPANY
RIVER & HARBOR IMPROVEMENTS

Great Lakes Dredge & Dock Corporation Deutsche Bank Global Industrials and Basic Materials Conference June 13, 2012 Innovation, Engineering & Execution Exhibit 99.1

Safe Harbor
This presentation includes “forward-looking” statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities
Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time.  Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management.  The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the Company’s most recent Report on Form 10-K.  You should not place undue reliance upon these forward-
looking statements.  Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.
Innovation, Engineering & Execution

Innovation, Engineering & Execution

Who is Great Lakes Dredge & Dock Corporation?
Oresund Bridge – International land reclamation
Jacksonville, FL Harbor Deepening
Dredge Florida
Nags Head Beach Nourishment
•
Largest U.S. dredging provider in
protected market
•
Competes in growing international
markets
•
Leading regional demolition
business; expanding nationally in
select markets
Demolition of Massachusetts Mental Health Hospital
Engineering Excellence
Cutterhead

Where We Are Going
• Build upon Great Lakes preeminent position in the U.S. dredging market
• Enhance the Company’s operating capabilities via prudent and cost-effective investments and asset management
• Currently assessing potential for vessel builds in the domestic and foreign markets
• Capitalize on adjacent market opportunities in the Company’s domestic markets
• Expand the Company’s presence in foreign markets
• Pursue growth opportunities in the commercial and industrial demolition market
• The 12/31/10 Matteson acquisition expands the Company's service offering into inland river, lakes and environmental dredging and levee construction using dredge material
• Looking at acquisitions that fit in well with our strategy
Great Lakes intends to grow revenue and EBITDA by continuing to execute the following strategies:
Disciplined Growth – Respect for Capital
Innovation, Engineering & Execution

Innovation, Engineering & Execution

Investment Highlights
Attractive near and long-term catalysts
in U.S. dredging market
Protected market & proven record
International presence
Expanding demolition business
“Dredging Act” and “Jones Act” effectively serve
as barriers to entry for foreign-owned dredging
companies
Demonstrated record of successful project
completion having never failed to complete a
marine project
U.S. dredging operator with significant foreign
presence
Portfolio of flexible fleet enables repositioning of
vessels as necessary
Completed quick and successful turnaround in
2011
Expanding demolition business into bridge
demolition and sediment & soil remediation
Gulf Coast Restoration
Harbor Maintenance Trust Fund secures funding
for long-term maintenance demand
Other sources of dredging demand include port
deepening and port development and levee
repair/replacement
Growth Engines

Innovation, Engineering & Execution

Management Team
Board member since December 2006
Former Managing Director and Co-head of Corporate Finance for Navigant Consulting, Inc
Former partner at KPMG, LLP and past National Partner in charge of Corporate Finance at KPMG
Jonathan Berger
Chief Executive Officer
and Director
Jonathan Berger
Chief Executive Officer
and Director
Board member since December 2006
Significant institutional knowledge as Senior Vice President, CFO and Treasurer of Great Lakes from
1991 to 1999
Private real estate investor and independent consultant since April 1999
Bruce Biemeck
President and Chief
Financial Officer,
Director
Bruce Biemeck
President and Chief
Financial Officer,
Director
David Simonelli
President of Dredging
Operations
David Simonelli
President of Dredging
Operations
Served as Chief Site Manager from 2007 to February 2009 and Senior Vice President from February
2009 to April 2010
Joined Great Lakes in 1978 as a Project Engineer, and has served the Company in various roles since that time
Member of the Hydrographic Society, the Western Dredging Association and the American Society of
Civil Engineers
Martin Battistoni
President of
Demolition Operations
Martin Battistoni
President of
Demolition Operations
Named President of NASDI, LLC in July 2011
Former President of the Environmental Services Division of WRS Compass
Former President and Chief Operating Officer of Compass Environmental Inc.
Management Strength

Innovation, Engineering & Execution

Management Team
Senior Vice President since 2009
Served the Company as Vice President and Chief Contract Manager since 2006
Joined the Company in 1983 as a Mechanical Engineer
Kyle Johnson
Senior Vice President,
Operations
Kyle Johnson
Senior Vice President,
Operations
Senior Vice President since 2009
Served the Company as Vice President and Chief Estimator since 1992
Joined the Company in 1983 as a Project Engineer in the Hopper Division
John Karas
Senior Vice President,
Estimating and
Business Development
John Karas
Senior Vice President,
Estimating and
Business Development
Steve Becker
Vice President, Plant
Equipment and Chief
Mechanical Engineer
Steve Becker
Vice President, Plant
Equipment and Chief
Mechanical Engineer
Vice President since 2006
Responsible for Equipment Maintenance and Mechanical Engineering Departments since 1995
Joined the Company in 1984 as a Field Engineer
Steve Pegg
Senior Vice President,
Business Development
Steve Pegg
Senior Vice President,
Business Development
Senior Vice President of Business Development since March 2011
Previously worked at Great Lakes from 1988-1992
Former Vice President and Chief Financial Officer for MAC Equipment, Camfil FARR, UltraViolet
Devices and the LGL Group
Management Strength

GREAT LAKES
DREDGE & DOCK
COMPANY
RIVER & HARBOR
IMPROVEMENTS

Innovation, Engineering & Execution

Significant Opportunities to Grow
U.S. Port Deepening
Post Panama Canal
Deepening
Harbor Maintenance
Trust Fund
Environmental
Services/Dredging
International
Levee Repairs
Gulf Coast Restoration

Boston
New York
Delaware
Charleston
Savannah
Jacksonville
Mobile
Houston
New Orleans
Port Everglades
Miami

Innovation, Engineering & Execution
Panama Canal Expansion

Ports with Plans for Expansion
International trade, particularly in the intermodal container shipping business, is undergoing significant change as a result of the
Panama Canal expansion. Many shipping lines have announced plans to deploy larger ships which, due to channel dimension requirements, currently cannot use many U.S. East and Gulf Coast ports.

Innovation, Engineering & Execution
Harbor Maintenance Trust Fund (HMTF)

The Harbor Maintenance Tax was established in 1986 to fund the operation and maintenance of U.S. ports and harbors by levying a fee on incoming freight. However, over the past decade, Congress has authorized only a portion of HMTF funds to the Army Corps’ dredging budget, creating an account surplus of over $5.5 billion. Due to this ongoing under-allocation and the subsequent spending shortfall, the Army Corps estimates that the top 59 most trafficked U.S. ports meet their authorized depths and widths less than 35% of the time.
• Includes Section 401, Funding for Harbor Maintenance Programs, the modified RAMP Act.
Includes a guarantee that total budget resources to be spent on harbor maintenance for a fiscal year will be equal to level of receipts collected from commercial use of ports and will be deposited into Harbor Maintenance Trust Fund.
Legislation to ensure 100% of funds collected go to harbor maintenance introduced in the House in
January 2011 (RAMP Act) and Senate in February 2011 (Harbor Maintenance Act of 2011).
On April 18th, 2012 the House of Representatives approved passage of H.R. 4348
(Surface Transportation Extension Act of 2012, Part II).
If ultimately passed, will have a positive impact on maritime commerce by adding as much as $500 million to the domestic dredging market annually.

Innovation, Engineering & Execution
Gulf Coast Restoration Trust Fund – Restore Act

• The second important section of H.R. 4348 (Surface Transportation Extension Act of 2012, Part II) -
Section 302, the Gulf Coast Restoration Trust Fund.
• Establishes the Gulf Coast Restoration Trust Fund and requires 80 percent of all administrative, civil, and criminal penalties paid by a responsible party in connection with the
Deepwater Horizon oil spill, to be deposited into that fund, together with any additional appropriations provided by law.
There has been continued focus on restoring the barrier islands and wetlands that provide natural protection from storms in the Gulf Coast area.  Many restoration projects have commenced to repair coastal areas affected by
Hurricane Katrina and the Deepwater Horizon oil spill. Several additional projects are being planned by state and local governments to restore natural barriers to utilize funding established following the Deepwater Horizon oil spill.

Innovation, Engineering & Execution Dredging Innovative Civil Engineering Solutions Since 1890

Innovation, Engineering & Execution

Dredging Overview
Deepening ports, land reclamation, and
excavation of underwater trenches
Maintenance
Maintaining depth of shipping channels
•
Army Corps of Engineers (Largest)
•
Port authorities
•
State and local governments
•
Foreign governments
•
Prime contractors on turn-key projects
•
Private entities (e.g., oil companies, utilities)
Customers
Beach Nourishment
Creating and rebuilding beaches
Capital
Engineering and Execution

Innovation, Engineering & Execution

Large and Flexible Fleet in U.S and International Markets
Hydraulic
•
20 Vessels*: 16 U.S., 4 Middle East
(19 U.S. flagged)
•
Including the only two large electric
cutterhead dredges available in the
U.S. for environmentally sensitive
regions requiring lower emissions
Hopper
• 8 Vessels: 4 U.S., 4 Middle East,
(4 U.S. flagged)
• Highly mobile, able to operate in
rough waters
• Little interference with other
ship traffic
Mechanical
•
5 Vessels: All U.S  (All U.S. flagged)
• Operates one of two environmentally
friendly electric clamshell dredges in
the U.S.
• Maneuverability in tight areas such
as docks and terminals
Estimate fleet replacement cost in excess of $1.5 billion in current market
Dredge Alaska
at Hilton Head
Dredge Liberty Island at Panama City
Beach
Dredge New York
at Port Jersey Channel
*Note: Nine vessels were added from 2010 Matteson acquisition which are hydraulic but have less capacity, ideal for rivers and environmental dredging
Competitive Fleet
19 Material Transportation Barges and Over 160 Other Specialized Support Vessels

Innovation, Engineering & Execution 15 Our Intellectual Property and Human Capital are a Competitive Advantage Competitive Advantages

Innovation, Engineering & Execution Industry and Company Overview

Innovation, Engineering & Execution

Attractive Catalysts in the Dredging Market
• Coastal Restoration throughout Gulf Area
• Great Lakes was awarded the $43m Pelican Island job & $46m Scofield Island job
• Maintenance Dredging
• Harbor Maintenance Trust Fund legislation passage could add $500M to the Company’s bid market
• Panama Canal expansion leads to U.S. port deepening
• Levee repair/replacement throughout U.S.
Bayou Dupont, LA
Coastal Restoration
Dredge California and GL 55 at Pass a Loutre
Coastal Restoration
Opportunities

Innovation, Engineering & Execution

(in millions)
Three Year Average
(FY 2009-2011) FY 2011 YTD 2012
Bid Market Size $342* $361 $53
GLDD Revenue $220 $157 $27
Domestic Dredging Industry Demand Drivers
Capital
• U.S. ports 5'–10' shallower vs. foreign ports
• Domestic port development required to
support larger, deeper draft ships
• Long-term funding for wetland and coastal marshes
• Other port development
Dredge Terrapin Island
at Mayport, FL
*Note: The 2010 bid market excludes dredging work related to the construction of sand berms off the coast of Louisiana
Note: YTD data as of March 31, 2012

Innovation, Engineering & Execution

(in millions)
Three Year Average
(FY 2009-2011) FY 2011 YTD 2012
Bid Market Size $192 $317 $26
GLDD Revenue $101 $135 $31
Domestic Dredging Industry Demand Drivers
Beach Nourishment
• Storm activity/natural erosion
• Growing population in coastal communities
• 21 of the 25 most densely populated U.S. counties are
coastal
• Importance of beach assets to recreation and local tourism industry
• Saw robust market in 2011 and anticipate continued opportunities in next 12 months
Hilton Head
Note: YTD data as of March 31, 2012

Innovation, Engineering & Execution

(in millions)
Three Year Average
(FY 2009-2011) FY 2011 YTD 2012
Bid Market Size $465 $306 $107
GLDD Revenue $137 $116 $39
Domestic Dredging Industry Demand Drivers
Maintenance
• Corps of Engineers’ goal is to reach 95% of U.S. port operating capacity
• Natural sedimentation and volatile weather
• New capital projects increase need for ongoing maintenance
• 30% of 2011 domestic bid market was maintenance work
Dredge 53
in San Juan, Puerto Rico
Note: YTD data as of March 31, 2012

Innovation, Engineering & Execution

Domestic Dredging Industry Demand Drivers
Rivers & Lakes
• On December 31, 2010, Great Lakes acquired the assets of L.W. Matteson
• L.W. Matteson is a leading inland dredging and marine construction contractor
• Serves four primary markets in the U.S. including: Inland Levee and
Construction, Inland Maintenance Dredging, Environmental and
Habitat Restoration, and Inland Lake Dredging
• The purchase price was $45 million, with $37.5 million paid at closing and a note payable to the seller of $7.5 million (approximate EBITDA multiple of 3.0x)
• L.W. Matteson has experienced strong growth and provides Great Lakes with a platform to enter new markets
• A number of new projects coming up for bid
Dredge Sandpiper
(in millions)
Three Year Average
(FY 2009-2011) FY 2011 YTD 2012
Bid Market Size N/A $56 $43
GLDD Revenue N/A $35 $7
Note: YTD data as of March 31, 2012

Innovation, Engineering & Execution

(in millions)
Three Year Average
(FY 2009-2011) FY 2011 YTD 2012
GLDD Revenue $98 $77 $18
Great Lakes is Well Positioned to Compete Globally
International
• International projects tend to be larger/ longer duration vs.
domestic projects
• Middle East has been a strong market historically, and is
expected to provide good opportunities in the future. Several projects bidding in coming months
• Awarded $35m East Hidd land reclamation project in Bahrain.
Ideal project for recently upgraded dredge Ohio
• Working to enter India market via teaming agreement with
successful Indian civil contractor
• Recently awarded Wheatstone LNG project in Australia with
anticipated revenues of at least $180m
Dredges Ohio and
Sugar Island in Bahrain
Note: YTD data as of March 31, 2012

Innovation, Engineering & Execution

Wheatstone LNG Project in Australia
DEME and Great Lakes have a long history of joint venture and subcontract cooperation
The total subcontract represents a value of about AUD 1.13 billion (about $1.21 billion), with Great Lakes responsible for mechanical dredging
Great Lakes expect to commence mobilization to the Wheatstone Project in the third quarter of 2012, following the completion of other contract obligations for the dredge
New York
Great Lakes will mobilize its backhoe dredge, New York, two 5,000 cubic yard material barges, tug boats and ancillary support equipment to Western Australia to assist in the excavation of clay and rock to create the access to the Wheatstone material offloading facility and the approach channel
The Great Lakes’ portion of the project is expected to take about 27 months to complete
Northern View of the Wheatstone Project
Source: Dredgingtoday.com
Dredge New York
Great Lakes currently expects to realize at least $180 million in revenue on this project with the potential for greater income as the depth of participation further develops

Innovation, Engineering & Execution

Largest Provider of Dredging
2011 REVENUE BY WORK TYPE
$627 million
2011 DOMESTIC DREDGING BID MARKET
SHARE
Domestic Bid Market: $1,041 million
2010 REVENUE BY WORK TYPE
$687 million
2010 DOMESTIC DREDGING BID MARKET
SHARE
Domestic Bid Market: $875 million
Dominant Domestic Market Position
Foreign
Capital
Maintenance
Beach
Demolition
12%
44%
17%
16%
11%
12%
25%
18%
22%
17%
6%
Foreign
Capital
Maintenance
Beach
Demolition
Rivers & Lakes
30%
4%
24%
4%
26%
12%
Great Lakes
Norfolk
Weeks
Manson
Don Jon
Other
43%
9%
15%
4%
6%
23%
Great Lakes
Norfolk
Weeks
Manson
Don Jon
Other

Innovation, Engineering & Execution

(in millions)
Three Year Average
(FY 2009-2011) FY 2011 YTD 2012
Demolition Revenue $78 $107 $33
Demolition Services - A Preferred Demolition Contractor
NASDI and Yankee Environmental Services
• Major U.S. provider of commercial and industrial demolition services; preferred in New England
• Purchased Yankee in 2009; able to offer removal of asbestos and hazardous materials
• Growth in New York market
• Bidding work nationally
• Strong bonding capacity
• Successfully completing large bridge demolition job in Louisiana, expanding quickly in the bridge demolition market
I-10 Bridge Project in Louisiana
Reliable and Predictable Source for Demolition Services
Note: YTD data as of March 31, 2012

Financial Highlights

Innovation, Engineering & Execution

Financial Performance
ANNUAL REVENUE
3 year CAGR = 2.2%
ANNUAL ADJUSTED EBITDA
(a)
3 year CAGR = 18.8%
(a) Adjusted EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense and debt restructuring expense. Please see reconciliation of Net Income to EBITDA at the end of this presentation.
Note: Great Lakes went public in December 2006
($ in millions)
$515.8
$586.9
$622.2
$686.9
$627.3
$155.3
$154.9
$14.7
700
600
500
400
300
200
100
0
2007 2008 2009 2010 2011
Q1 2012 Q1 2011
Capital Maintenance Beach Foreign Demolition
$120
100
80
60
40
20
0
2007 2008 2009 2010 2011 Q1 2011 Q1 2012
Demolition Dredging
% EBITDA Margin
$24.6
$93.7
$103.0
$77.6
$55.9
$57.5
11.1%
9.5%
12.5%
15.0%
14.9%
15.8%
9.5%
20%
16%
12%
8%
4%
0%
Rivers & Lakes
(20)

Innovation, Engineering & Execution

Improved Financial Flexibility
(a) Growth capital expenditures during the year of 2007 includes the purchase of four vessels.
(b) Includes $14.6 related to the upgrade of the dredge Ohio and $36 related to Matteson acquisition
CAPEX LEVERAGE
($ in millions)
$9.8
$30.7
$111.0
(a)
$44.5
$25.7
$66.0
(b)
$13.3
0.0
20.0
40.0
60.0
80.0
100.0
$120.0
2007 2008 2009 2010 2011 Q1
2011
Q1
2012
3.3x
3.7x
2.4x
1.4x
1.6x 1.6x
2.0x
0.0
1.0
2.0
3.0
4.0
2007 2008 2009 2010 2011 3/31/2011 3/31/2012
Growth Maintenance
Net Debt / EBITDA

Innovation, Engineering & Execution

Backlog
0

$600
12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012 3/31/2012
Rivers & Lakes Demolition Foreign Beach Maintenance Capital
(a)
Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009
(b)
Includes domestic dredging low bids and options pending award of $15 million
By Work Type
$364
$382
$385 (a)
$360
$584
$370
$599
(b)
($ in millions)

Innovation, Engineering & Execution

Great Lakes Highlights
• Significant growth since 2006
•
Revenue - three-year CAGR of 2.2%
•
EBITDA - three-year CAGR of 18.8%
• Significant investment in PP&E of $140M since 2006
•
Purchased four dredging vessels in 2007 as well as built a piece of ancillary equipment
•
Upgraded dredge Ohio into world-class cutter suction dredge
• Decreased Net Debt / EBITDA from 6.4x at 12/31/05 to 2.0x at 3/31/12
•
Over $86m in cash on hand at 3/31/12
•
Over $121m of availability on revolving credit facility

Innovation, Engineering & Execution 31 Appendix

Innovation, Engineering & Execution

Reconciliation of Net Income to Adjusted EBITDA
Fiscal Year Ending December 31,
($ in millions)
2007 2008 2009 2010 2011
2011    2012
Net Income Attributable to Great Lakes
Dredge & Dock Corporation $7.1 $5.0 $17.5 $34.6 $16.5
$2.4 $1.1
Loss on Extinguishment of Debt 5.1
5.1
Interest Expense 17.5 17.0 16.1 13.5 21.7
6.0 5.3
Income Tax Expense 6.4 3.8 11.0 20.6 9.5
1.5 0.5
Depreciation and Amortization 26.5 30.1 33.0 34.3 40.9
9.6 7.8
Adjusted EBITDA
$57.5 $55.9 $77.6 $103.0 $93.7 $24.6 $14.7
Three Months
Ended March 31,

Innovation, Engineering & Execution

Stock Performance
Initial Investment $100
Note: Great Lakes went public in December 2006
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%
160.0%
12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 3/31/2012
Stock Performance
Initial Investment $100
GLDD Peers Russel 2K